BARON

FUNDS®

Baron Asset Fund

Baron Growth Fund

Baron Small Cap Fund

Baron Opportunity Fund

Baron Fifth Avenue Growth Fund

Baron Discovery Fund

Supplement dated August 10, 2017 to

Statement of Additional Information dated January 27, 2017

IMPORTANT NOTICE REGARDING CHANGE IN THE INVESTMENT STRATEGY OF BARON DISCOVERY FUND

Effective Monday, October 9, 2017, in connection with the principal investment strategy of Baron Discovery Fund (the “Fund”), the Statement of Additional Information of the Fund is modified as follows:

On page 4 of the Statement of Additional Information, the following sentence in the sixth paragraph under “Investment Strategies and Risks,” which read as follows: “Baron Discovery Fund invests 65% of its net assets in equity securities in the form of common stock of small-sized growth companies with market capitalizations up to the weighted median market capitalization of the Russell 2000 Growth Index at reconstitution, or companies with market capitalizations up to $1.5 billion, whichever is larger.” is deleted in its entirety and replaced with the following: “Baron Discovery Fund invests 65% of its net assets in equity securities in the form of common stock of small-sized growth companies with market capitalizations up to the weighted median market capitalization of the Russell 2000 Growth Index at June 30 and December 31, or companies with market capitalizations up to $1.5 billion, whichever is larger.”

On page 30 of the Statement of Additional Information, the reference to “Clifford Greenberg (Portfolio Manager Adviser)” is deleted in its entirety under “Portfolio Managers.”

This information supplements the Statement of Additional Information dated January 27, 2017. This Supplement and the Statement of Additional Information constitute a current statement of additional information. To request another copy of the Prospectus and Statement of Additional Information, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.